UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 7, 2005 (April 7, 2005)
---------------------------------------------------------------------------------------------------------------------
Date of Report (Date of earliest event reported)

VINEYARD NATIONAL BANCORP
---------------------------------------------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)

California                   000-20862               33-0309110
-------------------------------------------------------------------------------------------------------------------
(State or other jurisdiction       (Commission File Number)        (IRS Employer
of incorporation)                                    Identification No.)

9590 Foothill Boulevard, Rancho Cucamonga, California             91730
---------------------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                                 (Zip Code)

(909) 581-1668
---------------------------------------------------------------------------------------------------------------------
(Registrant’s telephone number, including area code)

Not Applicable
---------------------------------------------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 7, 2005, Vineyard National Bancorp announced by press release its earnings for the quarter ended March 31, 2005.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  The following exhibit is included with this Report:

Exhibit 99.1  Press release announcement of earnings for the quarter ended March 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VINEYARD NATIONAL BANCORP

Date: April 7, 2005	By:	/s/ Gordon Fong
Gordon Fong
Senior Vice President and Chief Financial Officer